UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2009

THE MOBILE STAR CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-152952	98-0565411
(Commission File Number)	(IRS Employer Identification No.)

c/o Danny Elbaz
53 Hanoter Street
Even Yehuda, Israel 40500

(Address of Principal Executive Offices)
(Zip Code)

011-972 - (544) 655-341

             (Registrant's Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8– Other Events

Item 8.01 Other Events

On May 11, 2009, The Mobile Star Corp. (the “Registrant”) concluded and terminated its public offering held in accordance with the Registration Statement on Form S-1, which was declared effective by the Securities and Exchange Commission on September 8, 2009.  The Registrant sold all 2,000,000 shares offered for a purchase price of $0.10 per share, amounting in the aggregate to $200,000.00.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements.

(b) Pro forma financial information.

(c) Exhibits:

Exhibit 10.1            Form of Subscription Agreement for the Offering

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOBILE STAR CORP.

Date: June 9, 2009	By: /s/ Danny Elbaz
Name: Danny Elbaz
Title: President and Director
(Principal Executive Officer)